SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 22, 2004
(Date of Report)
(Date of Earliest Event Reported)

CORIXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22891 (Commission File No.)	91-1654387 (IRS Employer Identification No.)

1124 Columbia Street, Suite 200, Seattle, WA 98104-2040
(Address of Principal Executive Offices, including Zip Code)

(206) 754-5711
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On January 23, 2004 Corixa Corporation issued a press release announcing that on January 22, 2004, the United States District Court, Southern District of California, has vacated its October 14, 2003 grant of Biogen Idec’s motion for summary judgment in which BEXXAR® U.S. Patent Nos. 5,595,721; 6,015,542; 6,090,365 and 6,287,537 were held to be unenforceable due to a finding of inequitable conduct before the U.S. Patent and Trademark Office. Based on new evidence, as well as other evidence not previously considered, the Court has now vacated its previous order. Accordingly, the Court also denied Biogen Idec’s motion for summary judgment of inequitable conduct.

     A copy of the press release relating to the announcement is attached as Exhibit 99.1 and is incorporated into this report by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1 Corixa Corporation Press Release dated January 23, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIXA CORPORATION

Date: January 23, 2004	By:	/s/ Michelle Burris

Michelle Burris
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Corixa Corporation Press Release dated January 23, 2004